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                           [LOGO OF EXCELSIOR FUNDS]



                        International Equity Portfolios


                                 ANNUAL REPORT

                                 March 31, 2000

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S INTERNATIONAL EQUITY MARKET REVIEW..............................    2
ADVISER'S INVESTMENT REVIEWS
 International Fund.......................................................    3
 Pacific/Asia Fund........................................................    4
 Pan European Fund........................................................    5
 Latin America Fund.......................................................    6
 Emerging Markets Fund....................................................    7
STATEMENTS OF ASSETS AND LIABILITIES......................................    8
STATEMENTS OF OPERATIONS..................................................    9
STATEMENTS OF CHANGES IN NET ASSETS.......................................   10
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS................   11
PORTFOLIOS OF INVESTMENTS
 International Fund.......................................................   13
 Pacific/Asia Fund........................................................   16
 Pan European Fund........................................................   18
 Latin America Fund.......................................................   20
 Emerging Markets Fund....................................................   22
NOTES TO FINANCIAL STATEMENTS.............................................   24
INDEPENDENT AUDITORS' REPORT..............................................   32
FEDERAL TAX INFORMATION...................................................   33
VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS.........................   33

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . Initial Purchase and Prospectus Information and Shareholder Services 1-800-
  446-1012 (From overseas, call 617-557-8280)
 . Current Price and Yield Information 1-800-446-1012
 . Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and ex-penses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    Excelsior Funds
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  The fiscal year ended March 31, 2000 was exciting and rewarding both domestically and abroad. In the U.S. and around the world, preparations for "Y2K" and millennium celebrations consumed everyone's thoughts. The U.S. economy was in the midst of an extraordinary expansion. Simultaneously, Europe prepared for and converted to a new central currency, the Euro. Meanwhile, Asia rebounded from fiscal turmoil in several key markets in early 1999.

  All the major domestic equity indices exhibited strong performance. As the fiscal year ended, the breadth of performance extended from the familiar large-capitalization stocks to the mid-sized and small-cap stocks. Technology stocks led all market sectors to new highs. This occurred, despite several interest rate hikes by the Federal Reserve Board. The rising interest rate environment and continued economic expansion seemed to temper only the performance of the fixed-income markets.

  Given the continued rate of expansion of the U.S. economy, we believe interest rate increases are inevitable. This environment will make the coming year a challenging one in the financial markets. We are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you meet your financial objectives.

  On May 31, 2000, U.S. Trust Corporation, parent of the advisers to the Excelsior Fund family ("U.S. Trust"), merged with a subsidiary of The Charles Schwab Corporation. Earlier in the month, shareholders of the Excelsior Funds approved new advisory contracts that will enable U.S. Trust to remain as the investment adviser to the Excelsior Funds after the merger. We look forward to participating in the benefits which the merger of such outstanding organizations may bring to Excelsior Funds.

                                          Sincerely,

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

                             EXCELSIOR FUNDS, INC.
                 ADVISER'S INTERNATIONAL EQUITY MARKETS REVIEW

-------------------------------------------------------------------------------
  In the first quarter of the fiscal year ended March 31, 2000, international markets rose moderately. The weakest region was Europe, specifically the UK, whereas Emerging Asia was the strongest, followed by Latin America and Japan. One of the major surprises in the period was the weakness of the Euro, due to
1) the shifting of assets by investors from Europe to Asia. Many so-called "global and international" managers were almost entirely invested in Europe at calendar year end and were unprepared for Asia's sharp recovery; 2) the predecessor currencies had strengthened significantly before the Euro was introduced; 3) the surprising strength of the US economy and therefore the US dollar caused Euro weakness by default; 4) the core European economies bore the brunt of export weakness in response to last year's emerging markets crises.

  In the meanwhile, the Asian economies were recovering strongly, as corporate restructuring began to be embraced in Japan and throughout emerging asia, boosting earnings growth.

  The international markets picked up in the second fiscal quarter. A weaker US dollar helped returns, especially in Japan, the best performer among developed markets during the quarter, after two consecutive quarters of positive GDP growth. As a result, Asia Pacific did well in spite of South East Asia falling victim to profit taking after its strong run. Similarly Latin America was the weakest region globally, after a strong run in the prior two quarters, Europe was the laggard amongst the regions.

  The third quarter saw a powerful rally for the world's equity markets -- representing the first time since 1994 that international equities outperformed the U.S. market. Europe and Latin America picked up markedly in the quarter, but the performance driver was clearly Asia. In Europe, Finland and Sweden led the pack with their high concentration in telecommunications stocks. The Y2K issue turned out to be a non-event, even in the least developed parts of the world.

  The fiscal fourth quarter began on a mixed note with no clear regional direction and an overwhelming differentiation of "old economy" versus "new economy" companies. The period experienced tremendous volatility and rapid sector rotation. The world's developed markets were down a small fraction. Canada, and emerging markets led performance, while there was no clear regional leadership as seen by Europe, Asia, and Latin America -- each of which posted moderate gains in the period.

EXCELSIOR FUNDS, INC.                                        INTERNATIONAL FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 2000, the Fund realized a total return of 60.30%*-more than double the performance of each of its benchmarks, the MSCI EAFE Index which rose 25.11%** and the MSCI ACWI Free ex USA Index which rose 28.88%***, for the same period. And the Fund ranked 95 out of 643 funds, based on total return, in the Lipper International Funds category++, for the same one-year period. In this same Lipper category the Fund performed well for the five years ended March 31, 2000, ranking 65 out of 254 funds with a cumulative total return of 123.29%* while for the ten years ended March 31, 2000 the Fund ranked 30 out of 44 funds with a cumulative total return of 154.73%* in this category. The Fund began the year on a positive note, thanks to strong performance by Datacraft, Nintendo, and Don Quijote and in spite of an absence of cyclical stocks in the Fund. Having added several Asian stocks to the Fund early in the year, the resulting underweight position in Europe and overweight in Asia Pacific also helped. Our European technology and telecom stocks also contributed strongly to performance. The same can be said of the fiscal second quarter. Most of the year's gains, however, came in the fiscal third quarter. This was driven in part by powerful market rallies, but also by stock selection, with ten holdings gaining over 100% for the quarter.
A few Japanese stocks performed particularly well, e.g. Furukawa Electric, NTT Data and Sony. Some European winners were Ericsson, STMicroelectronics and Mannesmann. The fiscal fourth quarter however, saw performance drop off considerably. The new millennium started on a mixed note with no clear regional direction and an overwhelming differentiation of "old economy" versus "new economy" companies. The period experienced tremendous volatility and rapid sector rotation. The world's developed markets were down a small fraction. Canada and emerging markets led fund performance, while there was no clear regional leadership as seen by Europe, Asia or Latin America. Fund performance was aided by our continued focus on stock selection, long-term investment horizon and portfolio diversification.

                                    [GRAPH]

            -------------------------------------------------------
                              International Fund+
            -------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/00*
            -------------------------------------------------------
                 1 year             5 years           10 years
            -------------------------------------------------------
                  International       MSCI-EAFE            MSCI-ACWI Free
                      Fund             Index**             ex U.S. Index**
    3/31/90          10,000             10,000                 10,000
    3/31/91           9,480             10,252                 10,326
    3/31/92           9,068              9,431                  9,791
    3/31/93          10,160             10,525                 10,825
    3/31/94          11,631             12,893                 13,417
    3/31/95          11,407             13,677                 14,002
    3/31/96          12,899             15,363                 15,848
    3/31/97          13,736             15,587                 16,400
    3/31/98          16,403             18,488                 19,068
    3/31/99          15,882             19,603                 19,657
    3/31/00          25,459             24,525                 25,334

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.
  The above illustration compares a $10,000 investment made in International Fund and broad-based indicies over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indicies do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
*** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital International All Country World Index Free ex USA is a widely accepted, umanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
 ++ Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                         PACIFIC/ASIA FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 79.88%* strongly outpacing the MSCI AC Pacific Index's return of 45.14%**. The strength of the Asian markets in the first three quarters was exceptional -- fueled by rising current account surpluses, a turnaround in consumption, and corporate restructuring. The Fund's performance benefited from our emphasis upon bottom-up stock selection (as opposed to asset allocation among markets) as the top ten performing names came from companies in five different industries and five different countries. Again, technology-oriented companies, especially in the area of telecommunications, provided exceptionally strong performance. During this period, we saw the performance of some of our non-technology names suffer because of the market's lack of interest here. As we continued to believe in these companies' longer-term prospects, we added to these positions. In the fourth quarter, given the dramatic strength experienced in the year's previous quarters, we were not surprised to see a correction in stock prices. We continued to focus on "new economy" investments and believe we are strategically well placed for the long term. All in all, we believe that the outlook for Asia will be quite positive for the foreseeable future.


                                    [GRAPH]

            -------------------------------------------------------
                              Pacific Asia Fund+
            -------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/00*
            -------------------------------------------------------
               1 year       5 years     Since Inception (12/31/92)
            -------------------------------------------------------
                            Pacific/Asia Fund       MSCI-AC Asia Pacific Index

        12/31/92                 10,000                       10,000
        3/31/93                  10,771                       11,700
        3/31/94                  14,876                       14,760
        3/31/95                  14,000                       15,280
        3/31/96                  16,911                       16,060
        3/31/97                  15,623                       13,360
        3/31/98                  11,317                       11,120
        3/31/99                  11,899                       12,054
        3/31/00                  21,422                       17,496

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.
  The above illustration compares a $10,000 investment made in Pacific/Asia Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital International All Country Asia Pacific Index is a widely accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 developed and emerging market Pacific Basin countries. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                          PAN EUROPEAN FUND
--------------------------------------------------------------------------------


  For the twelve months ended March 31, 2000, the Fund realized a total return of 42.77%*-more than double the performance of its benchmark, the MSCI Europe Index which rose 18.50%** for the same period. European markets were relatively flat during the first fiscal quarter, as economic conditions remained mixed. The Fund declined for the three months due to underperformance in several pharmaceutical and financial holdings, exposure to peripheral Europe and deliberate underweighting in cyclical issues. Many of the best stocks were in the technology and telecom sectors. This remained true for the fiscal second quarter as well. European markets surged during the third quarter. The Fund significantly outperformed its benchmark index for the quarter. This was attributed in large part to significant weightings in several technology/telecommunications holdings (Ericsson, Nokia, STMicroelectronics and Mannesmann). Although we benefited from positive trends in technology and telecommunications, we continued to employ risk control measures to ensure a well-diversified portfolio. As we saw positive trends in a variety of areas in Europe, we positioned the Fund with overweightings in the industrial and consumer sectors. Though the overall market index was flat for the final quarter, there was a marked divergence in the performance of "new" and "old economy" stocks. While the "TMT" (technology, media, telecommunications) sector led the market, the underperforming heavy industrials/cyclicals, defensives and financial sectors offset these gains. Again the Fund substantially outperformed its benchmark in the quarter. Looking ahead, we have positioned the Fund to take advantage of developments in technology, with an emphasis on mobile telephony, where we believe Europe leads the world. However, we continue to also find exciting prospects in "old economy" sectors, and seek companies that will utilize technology such as the Internet to increase growth and profitability.


                                    [GRAPH]

            -------------------------------------------------------
                              Pan European Fund+
            -------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/00*
            -------------------------------------------------------
               1 year      5 years     Since Inception (12/31/92)
            -------------------------------------------------------
                             Pan European Fund           MSCI-Europe Index

         12/31/92                  10,000                      10,000
          3/31/93                  10,486                      10,650
          3/31/94                  11,540                      12,740
          3/31/95                  12,039                      13,640
          3/31/96                  14,236                      16,200
          3/31/97                  17,618                      19,840
          3/31/98                  24,318                      28,170
          3/31/99                  22,169                      29,463
          3/31/00                  31,651                      34,914

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in Pan European Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
   International Europe Index is a widely accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 European countries. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                         LATIN AMERICA FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 54.52%* versus 46.29%** for the MSCI EMF Latin American Index. In the first fiscal quarter, the Fund held 33 securities and maintained its bottom-up stock-picking style. Overall, country risk went down in Latin America, as some countries experienced lower inflation rates. The Fund profited from renewed interest in cyclical stocks. In a renewed commitment to industrial reform, Brazilian authorities came through with long awaited tariff increases for telephone and power companies. The Fund benefited through holdings in Copel-powered generation and Telesp-the telephone operator in Sao Paolo. In the fiscal second quarter, the Fund was negatively impacted due to its large percentage of bank stocks, which suffered due to fears regarding currencies and interest rates. The third fiscal quarter saw this situation reverse, however, as bank stocks contributed meaningfully to performance. Media was another area of significant overweight that contributed in the quarter. Telecommunications were also a favored sector, along with the steel sector given strong world economic growth prospects. In the fiscal fourth quarter, the cloud of uncertainty that had plagued the region's markets through much of the year finally lifted. Investment, both equity and direct, started to flow back. Inflation rates were under control, and political uncertainties diminished. The Fund benefited accordingly. Telecom exposure was the main driver of performance. Internet potential also helped banks and retailers. The Fund continues to maintain significant exposure to telecom, Internet, and media. Internet users in Latin America are predicted to grow to 30 to 40 million in the next 3 years from 6 million at present. At the corporate level, companies should be able to lower costs and increase profits through rollout of the Internet. Our outlook for the region going forward remains optimistic.


                                    [GRAPH]

            -------------------------------------------------------
                              Latin American Fund+
            -------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/00*
            -------------------------------------------------------
              1 year       5  years     Since Inception (12/31/92)
            -------------------------------------------------------
                                   Latin                  MSCI-EMF Latin
                                America Fund               America Index

         12/31/92                  10,000                      10,000
          3/31/93                  10,171                      10,480
          3/31/94                  13,452                      16,230
          3/31/95                   9,353                      11,390
          3/31/96                  11,965                      14,210
          3/31/97                  15,368                      19,030
          3/31/98                  17,527                      21,770
          3/31/99                   9,257                      15,908
          3/31/00                  14,304                      23,272

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in Latin America Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
   International EMF Latin America Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of seven Latin American countries. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.                                      EMERGING MARKETS FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 82.77%* outpacing the MSCI EMF (Emerging Market Free) Index's return of 51.61%** and ranked 43 out of 183 funds, based on total return, in the Lipper Emerging Markets Funds category*** for the same period. In the first fiscal quarter, the Fund benefited from Asia's overall strong performance. Of the top ten contributors to return, eight were in Asia. During the quarter, we reduced our Latin America exposure and increased our Asian exposure, a move that would ultimately prove to the Fund's benefit for the full year. From a sector standpoint, telecommunication companies continued to dominate. However, as the quarter was characterized by good performance in cyclical stocks, and stabilization of problem areas, many quality telecommunication companies lagged. Our long-term positive views remained undiminished, and this view was validated in the ensuing quarters. In the second fiscal quarter, the Fund was negatively impacted by underweight positions in Greece and India, which were the top two performing countries in the quarter. Technology stocks in Taiwan performed well. In the third fiscal quarter, Fund performance picked up dramatically, largely due to our overweight in telecom stocks. In the final quarter of the fiscal year, network equipment related stocks drove Fund performance. Cellular companies also contributed to performance. India had two of the top performing stocks we held (ICICI and Satyam Infoway). We expect the Internet to continue to grow outside the US, and that emerging markets will participate. While keeping an eye on valuations and fundamentals, the Fund will continue to look at Internet-related ideas.



                                    [GRAPH]
            -------------------------------------------------------
                            Emerging Markets Fund+
            -------------------------------------------------------
                 Average Annual Total Return Ended on 3/31/00*
            -------------------------------------------------------
                 1 year               Since Inception (1/2/98)
            -------------------------------------------------------
                 82.77%                        7.46%
            -------------------------------------------------------
                                   Emerging            MSCI-EMF (Emerging
                                 Markets Fund          Markets Free) Index


              1/2/98                10,000                   10,000
             3/31/98                 9,986                   10,620
             9/30/98                 5,360                    6,328
             3/31/99                 5,879                    8,396
             9/30/99                 6,183                    9,906
             3/31/00                10,745                   12,729

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in Emerging Markets Fund and a broad-based index since 1/2/98 (inception date). For comparative purposes, the value of the index on 12/31/97 is used as the beginning value on 1/2/98. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
*** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

Excelsior Funds, Inc.
Statements of Assets and Liabilities
March 31, 2000

                                                            Pan          Latin      Emerging
                            International Pacific/Asia    European      America      Markets
                                Fund          Fund          Fund         Fund         Fund
                            ------------- ------------  ------------  -----------  -----------
  ASSETS:
   Investments, at cost --
     see
    accompanying
    portfolios............  $295,621,304  $68,898,940   $127,712,768  $16,985,745  $12,170,893
                            ============  ===========   ============  ===========  ===========
   Investments, at value
    (Note 1)..............  $460,555,034  $85,657,687   $188,381,081  $23,694,984  $17,246,664
   Foreign currency (cost
    $17,769, $45,856, $0,
    $0, and $92,203,
    respectively).........        17,974       46,392            --           --        93,266
   Cash...................    13,768,945    2,436,653        627,380          --        64,903
   Dividends receivable...       295,492       75,648        131,356       97,383       24,179
   Interest receivable....        79,814        6,501         37,092        6,360          137
   Receivable for
    investments sold......     1,542,064    1,393,916      1,749,535          --           --
   Receivable for fund
    shares sold...........         5,911        7,540      5,093,393        2,850          --
   Receivable from fund
    administrator.........           --       219,816            --           --           --
   Withholding tax
    receivable............        57,619          --          58,753          --           --
   Prepaid expenses.......         8,642        2,283          3,553          483          253
   Unamortized
    organization costs
    (Note 5)..............           --           --             --           --        21,568
                            ------------  -----------   ------------  -----------  -----------
    Total Assets..........   476,331,495   89,846,436    196,082,143   23,802,060   17,450,970
  LIABILITIES:
   Payable for investments
    purchased.............           --       913,475        387,476          --       181,035
   Payable for fund shares
    redeemed..............       590,721        1,377         11,486       39,650          --
   Investment advisory
    fees payable (Note 2).       321,240       68,524        157,303       22,635        8,827
   Administration fees
    payable (Note 2)......        76,154       13,306         26,989        3,934        2,923
   Administration
    servicing fees payable
    (Note 2)..............        66,601       11,268         15,496        3,222        1,794
   Directors' fees payable
    (Note 2)..............         1,518          212            950          111           83
   Foreign taxes payable..       800,279      279,980            --           --         2,018
   Net unrealized
    depreciation on open
    forward foreign
    currency contracts....       588,801          --             --           --           --
   Due to custodian bank..           --           --             --         4,586          --
   Accrued expenses and
    other payables........       113,524       23,645         58,130       16,544       50,966
                            ------------  -----------   ------------  -----------  -----------
    Total Liabilities.....     2,558,838    1,311,787        657,830       90,682      247,646
                            ------------  -----------   ------------  -----------  -----------
  NET ASSETS..............  $473,772,657  $88,534,649   $195,424,313  $23,711,378  $17,203,324
                            ============  ===========   ============  ===========  ===========
  NET ASSETS consist of:
   Undistributed
    (distributions in
    excess of) net
    investment income.....  $     85,542  $  (294,023)  $     (1,751) $   (19,833) $    (4,244)
   Accumulated net
    realized gain (loss)
    on investments and
    foreign currency
    translations..........     1,576,217   (7,993,745)    14,087,695  (31,263,321)  (2,602,682)
   Unrealized appreciation
    of investments and
    foreign currency
    translations..........   163,543,829   16,480,425     60,667,429    6,710,744    5,076,864
   Par value (Note 4).....        23,665        7,443         12,241        3,294        2,341
   Paid-in capital in
    excess of par value...   308,543,404   80,334,549    120,658,699   48,280,494   14,731,045
                            ------------  -----------   ------------  -----------  -----------
  Total Net Assets........  $473,772,657  $88,534,649   $195,424,313  $23,711,378  $17,203,324
                            ============  ===========   ============  ===========  ===========
  Shares of Common Stock
   Outstanding (Note 4)...    23,664,896    7,443,161     12,241,154    3,294,058    2,341,116
  NET ASSET VALUE PER
   SHARE..................        $20.02       $11.89         $15.96        $7.20        $7.35
                                  ======       ======         ======        =====        =====

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Operations
Year Ended March 31, 2000

                                                               Pan        Latin      Emerging
                              International  Pacific/Asia   European     America     Markets
                                  Fund           Fund         Fund         Fund        Fund
                              -------------  ------------  -----------  ----------  ----------
  INVESTMENT INCOME:
   Dividend income..........  $  2,724,083   $   619,961   $ 1,906,334  $  341,532  $   92,095
   Interest income..........       623,104       106,238       160,535      40,400      15,226
   Less: Foreign taxes
    withheld................      (271,274)      (38,502)     (236,393)     (9,716)     (4,060)
                              ------------   -----------   -----------  ----------  ----------
    Total Income............     3,075,913       687,697     1,830,476     372,216     103,261
  EXPENSES:
   Investment advisory fees
    (Note 2)................     2,899,227       634,421     1,499,973     176,241     119,303
   Administration fees (Note
    2)......................       579,845       126,429       299,995      35,287      19,041
   Custodian fees...........       434,940        95,639       224,996      27,397      14,281
   Administrative servicing
    fees (Note 2)...........       296,425        57,536        96,428      20,076       8,098
   Shareholder servicing
    agent fees..............        47,883        36,337        68,876      32,687      10,489
   Legal and audit fees.....        31,724        11,219        13,704       1,173         864
   Shareholder reports......        32,054         5,626        13,898       2,700         824
   Registration and filing
    fees....................        17,082        30,890        14,333      11,380       8,918
   Directors' fees and
    expenses (Note 2).......         5,928         1,247         2,990         177         207
   Foreign taxes expense....        31,132        44,009           122       8,157       3,593
   Amortization of
    organization costs
    (Note 5)................           --            --            --          --        7,854
   Miscellaneous expenses...        31,395         8,940        12,687       2,059       4,017
                              ------------   -----------   -----------  ----------  ----------
    Total Expenses..........     4,407,635     1,052,293     2,248,002     317,334     197,489
   Fees waived and
    reimbursed by investment
    adviser and
    administrators (Note 2).      (296,425)      (57,536)      (96,428)    (20,076)    (36,469)
                              ------------   -----------   -----------  ----------  ----------
    Net Expenses............     4,111,210       994,757     2,151,574     297,258     161,020
                              ------------   -----------   -----------  ----------  ----------
  NET INVESTMENT INCOME
   (LOSS)...................    (1,035,297)     (307,060)     (321,098)     74,958     (57,759)
                              ------------   -----------   -----------  ----------  ----------
  REALIZED AND UNREALIZED
   GAIN (LOSS) ON
   INVESTMENTS (Note 1):
   Net realized gain (loss):
    Security transactions
     (net of foreign tax:
     $29,691, $355,659, $0,
     $0 and $0,
     respectively)..........    13,938,276    21,767,519    21,150,870    (761,264)     36,607
    Foreign currency
     transactions...........      (745,236)     (395,186)       69,188     (39,729)    (12,909)
                              ------------   -----------   -----------  ----------  ----------
   Total net realized gain
    (loss)..................    13,193,040    21,372,333    21,220,058    (800,993)     23,698
   Change in
    unrealized appreciation/
    depreciation of
    investments and foreign
    currency translations
    during the year (net of
    foreign tax on
    unrealized appreciation:
    $800,317, $279,980, $0,
    $0 and $0,
    respectively)...........   129,985,158    15,830,629    34,547,142   8,378,112   5,422,564
                              ------------   -----------   -----------  ----------  ----------
  Net realized and
   unrealized gain on
   investments..............   143,178,198    37,202,962    55,767,200   7,577,119   5,446,262
                              ------------   -----------   -----------  ----------  ----------
  Net increase in net assets
   resulting from
   operations...............  $142,142,901   $36,895,902   $55,446,102  $7,652,077  $5,388,503
                              ============   ===========   ===========  ==========  ==========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Changes in Net Assets

                                                               Pan                      Emerging
                              International  Pacific/Asia    European       Latin        Markets
                                  Fund           Fund          Fund      America Fund     Fund
                              -------------  ------------  ------------  ------------  -----------
  Year Ended March 31, 2000
  Net investment income
   (loss)...................  $ (1,035,297)  $   (307,060) $   (321,098) $     74,958  $   (57,759)
  Net realized gain (loss)
   on investments and
   foreign currency
   transactions.............    13,193,040     21,372,333    21,220,058      (800,993)      23,698
  Change in unrealized
   appreciation/depreciation
   of investments and
   foreign currency
   translations during the
   year.....................   129,985,158     15,830,629    34,547,142     8,378,112    5,422,564
                              ------------   ------------  ------------  ------------  -----------
  Net increase in net assets
   resulting from
   operations...............   142,142,901     36,895,902    55,446,102     7,652,077    5,388,503
  Distributions to
   shareholders:
   From net investment
    income..................           --             --            --       (375,913)     (39,421)
   From net realized gain on
    investments.............      (752,504)           --    (14,333,899)          --           --
  Increase (decrease) in net
   assets from fund share
   transactions (Note 4)....   130,299,026     23,631,167    (3,523,690)    2,252,523    6,443,462
                              ------------   ------------  ------------  ------------  -----------
  Net increase in net
   assets...................   271,689,423     60,527,069    37,588,513     9,528,687   11,792,544
  NET ASSETS:
   Beginning of year........   202,083,234     28,007,580   157,835,800    14,182,691    5,410,780
                              ------------   ------------  ------------  ------------  -----------
   End of year (1)..........  $473,772,657   $ 88,534,649  $195,424,313  $ 23,711,378  $17,203,324
                              ============   ============  ============  ============  ===========
   (1) Including
       undistributed
       (distributions in
       excess of) net
       investment income....  $     85,542   $   (294,023) $     (1,751) $    (19,833) $    (4,244)
                              ============   ============  ============  ============  ===========
  Year Ended March 31, 1999
  Net investment income.....  $    237,688   $      1,998  $     78,675  $    674,520  $   113,746
  Net realized gain (loss)
   on investments and
   foreign currency
   transactions.............    (3,542,457)   (13,230,471)   11,496,064   (30,484,356)  (2,668,856)
  Change in unrealized
   appreciation/depreciation
   of investments and
   foreign currency
   translations during the
   year.....................    (3,518,939)    11,212,302   (31,839,351)   (9,316,819)    (522,403)
                              ------------   ------------  ------------  ------------  -----------
  Net decrease in net assets
   resulting from
   operations...............    (6,823,708)    (2,016,171)  (20,264,612)  (39,126,655)  (3,077,513)
  Distributions to
   shareholders:
   From net investment
    income..................      (453,377)      (474,648)          --       (877,729)    (112,687)
   In excess of net
    investment income.......      (753,831)      (634,725)          --            --           --
   From net realized gain on
    investments.............           --             --     (7,074,130)          --           --
   In excess of net realized
    gain on investments.....           --             --            --     (2,935,882)         --
  Increase (decrease) in net
   assets from fund share
   transactions (Note 4)....     5,225,113    (12,675,193)  (22,461,232)  (31,573,405)   2,065,530
                              ------------   ------------  ------------  ------------  -----------
  Net decrease in net
   assets...................    (2,805,803)   (15,800,737)  (49,799,974)  (74,513,671)  (1,124,670)
  NET ASSETS:
   Beginning of year........   204,889,037     43,808,317   207,635,774    88,696,362    6,535,450
                              ------------   ------------  ------------  ------------  -----------
   End of year (2)..........  $202,083,234   $ 28,007,580  $157,835,800  $ 14,182,691  $ 5,410,780
                              ============   ============  ============  ============  ===========
 --------
   (2) Including
       undistributed
       (distributions in
       excess of) net
       investment income....  $   (753,831)  $   (634,725) $    (30,793) $    127,537  $       264
                              ============   ============  ============  ============  ===========

 --------
                       See Notes to Financial Statements

Excelsior Funds, Inc.
Financial Highlights -- Selected Per Share Data and Ratios

 For a Fund share outstanding throughout each period.

                           Net Asset    Net      Net Realized             Dividends    Dividends     Distributions
                            Value,   Investment and Unrealized Total From  From Net   in Excess of      From Net
                           Beginning   Income   Gain (Loss) on Investment Investment Net Investment Realized Gain on
                           of Period   (Loss)    Investments   Operations   Income       Income       Investments
                           --------- ---------- -------------- ---------- ---------- -------------- ----------------
  INTERNATIONAL FUND -- (7/21/87*)
   Year Ended March 31,
   1996...................  $ 9.82     $ 0.10       $ 1.15       $ 1.25     $(0.08)      $(0.01)         $(0.07)
   1997...................   10.91       0.09         0.63         0.72      (0.10)         --            (0.19)
   1998...................   11.34       0.04         2.11         2.15      (0.02)       (0.04)          (0.31)
   1999...................   13.00       0.01        (0.42)       (0.41)     (0.03)       (0.04)            --
   2000...................   12.52      (0.03)        7.57         7.54        --           --            (0.04)

  PACIFIC/ASIA FUND -- (12/31/92*)
   Year Ended March 31,
   1996...................  $ 8.45     $ 0.12       $ 1.33       $ 1.45     $(0.09)      $(0.01)         $(0.02)
   1997...................    9.78       0.07        (0.53)       (0.46)     (0.07)         --            (0.16)
   1998...................    9.09       0.01        (2.52)       (2.51)     (0.01)       (0.05)            --
   1999...................    6.52        -- ++       0.29         0.29      (0.09)       (0.11)            --
   2000...................    6.61       0.02         5.26         5.28        --           --              --

  PAN EUROPEAN FUND -- (12/31/92*)
   Year Ended March 31,
   1996...................  $ 8.19     $ 0.11       $ 1.35       $ 1.46     $(0.10)         --           $(0.36)
   1997...................    9.19       0.11         2.01         2.12      (0.10)         --            (0.27)
   1998...................   10.94      (0.01)        4.01         4.00        --           --            (0.81)
   1999...................   14.13        -- ++      (1.26)       (1.26)       --           --            (0.48)
   2000...................   12.39      (0.03)        4.90         4.87        --           --            (1.30)

  LATIN AMERICA FUND -- (12/31/92*)
   Year Ended March 31,
   1996...................  $ 5.86     $ 0.10       $ 1.49       $ 1.59     $(0.04)      $(0.04)            --
   1997...................    7.37       0.05         2.09         2.14      (0.05)         --              --
   1998...................    9.46       0.10         1.22         1.32      (0.02)         --           $(0.16)
   1999...................   10.60       0.21        (5.29)       (5.08)     (0.18)         --              --
   2000...................    4.77       0.03         2.53         2.56      (0.13)         --              --

  EMERGING MARKETS FUND -- (01/02/98*)
   Period Ended March 31,
    1998..................  $ 7.00        --           --           --         --           --              --
   Year Ended March 31,
   1999...................    7.00     $ 0.07       $(2.95)      $(2.88)    $(0.08)         --              --
   2000...................    4.04      (0.02)        3.35         3.33      (0.02)         --              --

  * Commencement of operations
 ** Annualized
*** Not Annualized
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Amount represents less than $0.01 per share.
  @ The annualized ratio of net operating expenses to average net assets, excluding foreign investment taxes, is 1.65%.
  ++For comparative purposes per share amounts for the year ended March 31, 1999 are based on average shares outstanding.

                       See Notes to Financial Statements

  Distributions                                                      Ratio        Ratio
    in Excess                                                        of Net     of Gross   Ratio of Net
     of Net                                            Net Assets, Operating    Operating   Investment
  Realized Gain                 Net Asset                End of     Expenses    Expenses   Income (Loss) Portfolio   Fee
       on             Total     Value, End Total         Period    to Average  to Average   to Average   Turnover  Waivers
   Investments    Distributions of Period  Return        (000's)   Net Assets  Net Assets+  Net Assets     Rate    (Note 2)
  -------------   ------------- ---------- ------      ----------- ----------  ----------- ------------- --------- --------
        --           $(0.16)      $10.91    12.77 %     $ 97,850      1.40%       1.50%         0.82 %       39%    $0.01
        --            (0.29)       11.34     6.78 %      126,815      1.43%       1.51%         0.70 %      116%     0.01
     $(0.12)          (0.49)       13.00    19.42 %      204,889      1.44%       1.52%         0.32 %       37%     0.01
        --            (0.07)       12.52    (3.18)%      202,083      1.42%       1.52%         0.11 %       50%     0.01
        --            (0.04)       20.02    60.30 %      473,773      1.40%       1.51%        (0.36)%       25%     0.01
        --           $(0.12)      $ 9.78    17.22 %     $ 76,192      1.43%       1.51%         1.12 %       29%    $0.01
        --            (0.23)        9.09    (4.80)%       89,945      1.45%       1.52%         0.69 %      126%     0.01
        --            (0.06)        6.52   (27.56)%       43,808      1.48%       1.57%         0.22 %       52%     0.01
        --            (0.20)        6.61     5.14 %       28,008      1.55%       1.64%         0.01 %       78%     0.01
        --              --         11.89    79.88 %       88,535      1.49%       1.58%        (0.48)%      105%     --  ++
        --           $(0.46)      $ 9.19    18.25 %     $ 47,916      1.46%       1.55%         1.28 %       42%    $0.01
        --            (0.37)       10.94    23.76 %      121,991      1.45%       1.52%         1.23 %       82%     0.01
        --            (0.81)       14.13    38.02 %      207,636      1.43%       1.50%        (0.13)%       40%     0.01
        --            (0.48)       12.39    (8.84)%      157,836      1.43%       1.50%         0.04 %       46%     0.01
        --            (1.30)       15.96    42.77 %      195,424      1.43%       1.50%        (0.21)%       46%     0.01
        --           $(0.08)      $ 7.37    27.29 %     $ 43,160      1.48%       1.57%         1.12 %       54%    $0.01
        --            (0.05)        9.46    29.09 %       70,900      1.48%       1.56%         0.50 %       73%     0.01
        --            (0.18)       10.60    14.05 %       88,696      1.50%       1.60%         0.88 %       77%     0.01
     $(0.57)          (0.75)        4.77   (47.19)%       14,183      1.55%       1.66%         1.63 %       29%     0.01
        --            (0.13)        7.20    54.52 %       23,711      1.64%       1.75%         0.42 %       69%     0.01
        --              --        $ 7.00    (0.14)%***  $  6,535      1.85%**@    2.74%**       2.33%**     --        --
        --           $(0.08)        4.04   (41.21)%        5,411      1.65%       2.48%         1.93 %       73%    $0.03
        --            (0.02)        7.35    82.77 %       17,203      1.65%       2.03%        (0.60)%       57%     0.01

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
International Fund





                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- 96.87%
           AUSTRALIA -- 0.92%
   171,926 Brambles Industries Ltd...............................   $  4,365,429
                                                                    ------------
           CANADA -- 6.45%
   168,400 Bombardier Inc., Class B..............................      4,223,325
   288,300 +CGI Group, Inc.......................................      4,046,594
    72,000 +JDS Uniphase Corp....................................      8,676,000
    85,950 Nortel Networks Corp..................................     10,768,883
    41,000 +Sierra Wireless, Inc.................................      2,825,203
                                                                    ------------
                                                                      30,540,005
                                                                    ------------
           CHILE -- 0.33%
    40,280 Vina Concha Y Toro S.A. ADR...........................      1,550,780
                                                                    ------------
           EGYPT -- 0.51%
    49,800 Egyptian Company for Mobile Services (MobiNil)........      2,413,664
                                                                    ------------
           FINLAND -- 2.60%
    39,900 Nokia Oyj.............................................      8,440,524
    56,700 Sonera Oyj............................................      3,869,696
                                                                    ------------
                                                                      12,310,220
                                                                    ------------
           FRANCE -- 10.37%
    70,642 Axa...................................................     10,014,339
    30,594 Carrefour S.A.........................................      3,921,219
    88,130 Dassault Systemes S.A.................................      8,317,732
     4,100 L'OREAL...............................................      2,649,061
    93,051 Total Fina S.A., Class B..............................     13,939,257
    89,200 Vivendi...............................................     10,288,597
                                                                    ------------
                                                                      49,130,205
                                                                    ------------
           GERMANY -- 8.43%
    18,800 Allianz AG............................................      7,747,030
    40,300 +Consors Discount Broker AG...........................      5,439,117
    69,100 Deutsche Telekom AG...................................      5,337,721
    15,819 SAP AG................................................      9,009,491
    87,925 Siemens AG............................................     12,413,911
                                                                    ------------
                                                                      39,947,270
                                                                    ------------
           HONG KONG -- 4.60%
    38,200 +China Telecom (Hong Kong) Ltd. ADR...................      6,770,950
 4,518,720 Hengan International Group Co., Ltd...................      1,044,589
   758,900 Johnson Electric Holdings Ltd.........................      5,189,935
 1,900,000 Li & Fung Ltd.........................................      8,808,836
                                                                    ------------
                                                                      21,814,310
                                                                    ------------

                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- (continued)
           INDIA -- 1.34%
   174,000 Housing Development Finance Corp., Ltd................   $  1,523,849
    47,300 +Satyam Computer Services Ltd.........................      4,810,046
                                                                    ------------
                                                                       6,333,895
                                                                    ------------
           IRELAND -- 0.61%
   318,800 Irish Life & Permanent plc............................      2,898,986
                                                                    ------------
           ISRAEL -- 0.80%
    32,500 +Gilat Satellite Networks Ltd.........................      3,810,625
                                                                    ------------
           ITALY -- 1.05%
 1,253,700 Unicredito Italiano S.p.A.............................      4,992,191
                                                                    ------------
           JAPAN -- 21.32%
       552 DDI Corp..............................................      4,512,599
    46,900 Don Quijote Co., Ltd..................................      8,088,571
 1,203,000 Furukawa Electric Co., Ltd............................     20,219,965
    34,600 Kyocera Corp..........................................      5,785,209
    43,400 NIDEC Corp............................................      3,932,768
    45,000 Nintendo Co., Ltd.....................................      7,914,352
       825 NTT Data Corp.........................................     15,514,469
    17,900 Rohm Co., Ltd.........................................      6,226,542
   115,000 Sony Corp.............................................     16,247,686
   101,200 Tokyo Seimitsu Co., Ltd...............................     12,552,626
                                                                    ------------
                                                                     100,994,787
                                                                    ------------
           NETHERLANDS -- 5.33%
    61,400 +Equant N.V...........................................      5,095,558
   131,575 ING Groep N.V.........................................      7,128,433
    63,688 STMicroelectronics N.V................................     11,704,775
    57,664 Wolters Kluwer N.V....................................      1,324,708
                                                                    ------------
                                                                      25,253,474
                                                                    ------------
           PORTUGAL -- 0.65%
   574,385 Banco Comercial Portugues S.A.........................      3,084,396
                                                                    ------------
           SINGAPORE -- 5.35%
 2,335,292 Datacraft Asia Ltd....................................     21,834,980
   539,000 Natsteel Electronics Ltd..............................      3,527,199
                                                                    ------------
                                                                      25,362,179
                                                                    ------------
           SOUTH KOREA -- 1.75%
   127,368 S1 Corp...............................................      1,947,976
    21,000 Samsung Electronics...................................      6,366,516
                                                                    ------------
                                                                       8,314,492
                                                                    ------------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
International Fund -- (continued)




                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- (continued)
           SPAIN -- 2.27%
   439,295 Banco Bilbao Vizcaya Argentaria S.A...................   $  6,458,798
   169,200 +Telefonica S.A.......................................      4,275,713
                                                                    ------------
                                                                      10,734,511
                                                                    ------------
           SWEDEN -- 4.15%
   223,500 Telefonaktiebolaget LM Ericsson, Class B..............     19,663,440
                                                                    ------------
           SWITZERLAND -- 1.88%
        78 Lindt & Spruengli AG..................................      1,993,745
       635 Roche Holding AG......................................      6,897,276
                                                                    ------------
                                                                       8,891,021
                                                                    ------------
           TAIWAN -- 1.00%
   699,000 +Taiwan Semiconductor Manufacturing Co................      4,716,754
                                                                    ------------
           THAILAND -- 1.39%
 2,034,912 Banpu Public Co., Ltd. (Registered)...................      1,305,466
   630,400 BEC World Public Co., Ltd. (Foreign)..................      4,702,984
   425,900 Dhipaya Insurance Public Co., Ltd.....................        563,360
                                                                    ------------
                                                                       6,571,810
                                                                    ------------
           UNITED KINGDOM -- 13.77%
   964,954 Airtours plc..........................................      5,169,314
    21,200 +Baltimore Technologies plc...........................      2,900,368
   199,900 Glaxo Wellcome plc....................................      5,708,158
   621,889 Granada Group plc.....................................      6,653,097
 1,679,416 Invensys plc..........................................      7,440,501
   310,509 Kingfisher plc........................................      2,543,901
   186,300 Serco Group plc.......................................      8,076,033
    35,500 Shell Transport & Trading Co. ADR.....................      1,741,719
 1,004,995 Shell Transport & Trading Co. plc.....................      8,313,539
 3,013,091 Vodafone AirTouch plc.................................     16,704,510
                                                                    ------------
                                                                      65,251,140
                                                                    ------------
           TOTAL COMMON STOCKS (Cost $293,304,880)...............    458,945,584
                                                                    ------------

  No. of                                                              Value
 Warrants                                                            (Note 1)
 --------                                                          ------------

 WARRANTS -- 0.34%
           PHILIPPINES -- 0.31%
 5,549,700 +QueenBee Restaurants -- Jollibee Foods Corp.,
           expiring 03/24/03....................................   $  1,453,332
                                                                   ------------
           THAILAND -- 0.03%
 1,017,456 +Banpu Public Co., Ltd., expiring 01/14/03...........        156,118
                                                                   ------------
           TOTAL WARRANTS
           (Cost $2,316,424)....................................      1,609,450
                                                                   ------------

TOTAL INVESTMENTS
(Cost $295,621,304*).......................................  97.21% $460,555,034
OTHER ASSETS & LIABILITIES (NET)...........................   2.79    13,217,623
                                                            ------  ------------
NET ASSETS................................................. 100.00% $473,772,657
                                                            ======  ============

--------
* -- For Federal inome tax purposes, the tax basis of investments aggregates $296,139,718.
+   -- Non-income producing
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
International Fund -- (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

  Under the terms of forward foreign currency contracts open at 3/31/00, the International Fund is obligated to deliver currency in exchange for U.S. dollars as indicated below:

                Currency          In
                   to          Exchange   Settlement             Net Unrealized
                 Deliver          for        Date       Value    (Depreciation)
            ----------------- ----------- ---------- ----------- --------------
Sales...... JPY 1,171,000,000 $11,085,866   8/8/00   $11,674,667   $(588,801)

--------
JPY -- Japanese Yen

  At March 31, 2000, sector diversification of the Fund's investment portfolio was as follows:

                                                            % of
                                                            Net       Market
  Sector Diversification (Unaudited)                       Assets     Value
  ----------------------------------                       ------  ------------
  Information Technology..................................  23.25% $110,148,741
  Industrials.............................................  13.07    61,929,099
  Consumer Discretionary..................................  11.94    56,565,833
  Financials..............................................  10.52    49,850,500
  Technology Hardware & Equipment.........................   9.59    45,419,866
  Energy..................................................   6.92    32,803,351
  Telecommunication Services..............................   5.67    26,853,772
  Consumer Staples........................................   5.36    25,396,017
  Utilities...............................................   3.30    15,626,317
  Health Care.............................................   2.66    12,605,433
  Technology..............................................   2.65    12,555,272
  Telecommunications......................................   1.43     6,770,950
  Consumer Cyclical.......................................   0.54     2,568,299
  Materials...............................................   0.31     1,461,584
                                                           ------  ------------
  Total Investments.......................................  97.21% $460,555,034
  Other Assets and Liabilities (Net)......................   2.79    13,217,623
                                                           ------  ------------
  Net Assets.............................................. 100.00% $473,772,657
                                                           ======  ============

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Pacific/Asia Fund





                                                                     Value (Note
  Shares                                                                 1)
 ---------                                                           -----------

 COMMON STOCKS -- 95.29%
           AUSTRALIA -- 0.58%
    20,362 Brambles Industries Ltd................................   $   517,018
                                                                     -----------
           HONG KONG -- 15.62%
   490,300 Asia Satellite Telecommunications Holdings Ltd.........     1,920,523
 2,475,000 Cafe de Coral Holdings Ltd.............................       794,645
    17,250 +China Telecom (Hong Kong) Ltd. ADR....................     3,057,563
 3,265,000 Hengan International Group Co., Ltd....................       754,768
 1,041,000 +i-CABLE Communications Ltd. ..........................       788,788
   145,200 Johnson Electric Holdings Ltd..........................       992,988
   355,000 Li & Fung Ltd..........................................     1,645,861
 7,356,000 +Quality Healthcare Asia Ltd...........................     3,188,403
 4,272,000 Yanzhou Coal Mining Co., Ltd...........................       685,802
                                                                     -----------
                                                                      13,829,341
                                                                     -----------
           INDIA -- 6.27%
    56,000 Hero Honda Motors Ltd. ................................     1,247,302
    24,500 Hindustan Lever Ltd....................................     1,372,675
    75,000 Housing Development Finance Corp., Ltd.................       656,831
    22,400 Satyam Computer Services Ltd...........................     2,277,908
                                                                     -----------
                                                                       5,554,716
                                                                     -----------
           INDONESIA -- 2.22%
 3,350,000 PT Ramayana Lestari Sentosa Tbk........................     1,962,111
                                                                     -----------
           JAPAN -- 30.76%
    13,000 AFLAC, Inc. ...........................................       592,312
    63,800 Arisawa Mfg. Co., Ltd. ................................     1,417,363
       144 DDI Corp...............................................     1,177,200
     7,300 Don Quijote Co., Ltd. .................................     1,258,989
   125,600 Furukawa Electric Co., Ltd. ...........................     2,111,079
     9,000 Kyocera Corp. .........................................     1,504,823
     9,800 NIDEC Corp. ...........................................       888,044
     9,700 Nintendo Co., Ltd. ....................................     1,705,983
       121 NTT Data Corp..........................................     2,275,456
        21 NTT Mobile Communication Network, Inc. ................       861,444
     7,100 Rohm Co., Ltd. ........................................     2,469,746
     8,300 Ryohin Keikaku Co., Ltd. ..............................     1,504,239
     2,400 Softbank Corp..........................................     2,139,725
    24,000 Sony Corp..............................................     3,390,821
    31,300 Terumo Corp. ..........................................       939,335

                                                                     Value (Note
  Shares                                                                 1)
 ---------                                                           -----------

 COMMON STOCKS -- (continued)
           JAPAN -- (continued)
    20,000 Tokyo Seimitsu Co., Ltd................................   $ 2,480,756
   111,000 Yachiyo Industry Co., Ltd..............................       519,146
                                                                     -----------
                                                                      27,236,461
                                                                     -----------
           NEW ZEALAND -- 2.03%
   185,000 Baycorp Holdings Ltd...................................     1,008,344
 1,258,179 Restaurant Brands New Zealand Ltd......................       785,521
                                                                     -----------
                                                                       1,793,865
                                                                     -----------
           PHILIPPINES -- 1.15%
   722,000 +ABS-CBN Broadcasting Corp. PDR........................     1,020,122
                                                                     -----------
           SINGAPORE -- 8.98%
   298,129 Datacraft Asia Ltd.....................................     2,787,506
 1,468,000 +Del Monte Pacific Ltd.................................       458,884
   367,200 Natsteel Electronics Ltd...............................     2,402,945
   905,300 Singapore Bus Services Ltd. ...........................       999,718
    27,050 +St Assembly Test Services Ltd. ADR....................     1,301,781
                                                                     -----------
                                                                       7,950,834
                                                                     -----------
           SOUTH KOREA -- 10.57%
     5,884 Dacom Corp. ...........................................     1,602,791
    84,809 Dae Duck Electronics Co................................       959,380
    57,600 Haansoft, Inc..........................................     1,355,294
     7,254 Hankook Tire Co., Ltd..................................        15,229
    26,700 Hankuk Electric Glass Co., Ltd.........................       727,303
    10,600 Korea Telecom Corp.....................................       940,090
    57,896 S1 Corp................................................       885,462
     6,600 Samsung Electronics....................................     2,000,905
   125,000 Shin Sung ENG..........................................       871,041
                                                                     -----------
                                                                       9,357,495
                                                                     -----------
           TAIWAN -- 13.39%
   174,000 Asustek Computer, Inc..................................     2,182,159
 1,229,000 CTCI Corp..............................................     1,084,174
    10,455 +GigaMedia Ltd. .......................................       569,797
   237,000 +Hon Hai Precision Industry Co., Ltd...................     2,753,818
   401,720 President Chain Store Corp.............................     1,877,691
    27,000 ++Synnex Technology International Corp. GDR............       855,341
   375,000 +Taiwan Semiconductor Manufacturing Co. ...............     2,530,448
                                                                     -----------
                                                                      11,853,428
                                                                     -----------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Pacific/Asia Fund -- (continued)


                                                                    Value (Note
  Shares                                                                1)
 ---------                                                          -----------

 COMMON STOCKS -- (continued)
           THAILAND -- 3.72%
 1,562,868 Banpu Public Co., Ltd.
           (Registered)..........................................   $ 1,002,634
   258,500 BEC World Public Co., Ltd. (Foreign)..................     1,928,492
   211,300 Matichon Public Co., Ltd.
           (Foreign).............................................       363,346
                                                                    -----------
                                                                      3,294,472
                                                                    -----------
           TOTAL COMMON STOCKS
           (Cost $67,105,615)....................................    84,369,863
                                                                    -----------
  No. of
 Warrants
 ---------
 WARRANTS -- 0.91%
           PHILIPPINES -- 0.83%
 2,804,100 +QueenBee Restaurants --  Jollibee Foods Corp.,
           expiring 03/24/03.....................................       734,326
                                                                    -----------
           THAILAND -- 0.08%
   452,934 +Banpu Public Co., Ltd., expiring 01/14/03............        69,498
                                                                    -----------
           TOTAL WARRANTS
           (Cost $1,309,325).....................................       803,824
                                                                    -----------

 Principal                                                           Value (Note
   Amount                                                                1)
 ----------                                                          -----------

 DEMAND NOTES -- 0.55%
            UNITED STATES -- 0.55%
   $200,000 Associates Corp. of North America Master Notes........   $   200,000
    284,000 General Electric Co. Promissory Notes.................       284,000
                                                                     -----------
            TOTAL DEMAND NOTES
            (Cost $484,000).......................................       484,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $68,898,940*)........................................  96.75% $85,657,687
OTHER ASSETS & LIABILITIES (NET)...........................   3.25    2,876,962
                                                            ------  -----------
NET ASSETS................................................. 100.00% $88,534,649
                                                            ======  ===========

--------
* --For Federal inome tax purposes, the tax basis of investments aggregates $69,311,643.
+  --Non-income producing
++ --Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000 these securities amounted to $855,341 or 0.97% of net assets.
ADR--American Depositary Receipt
GDR--Global Depositary Receipt
PDR--Philippine Depositary Receipt
 At March 31, 2000, sector diversification of the Fund's investment portfolio was as follows:

                                                                      Market
  Sector Diversification (Unaudited)                % of Net Assets    Value
  ----------------------------------                --------------- -----------
  Information Technology...........................      26.14%     $23,147,621
  Consumer Discretionary...........................      18.83       16,671,522
  Technology.......................................       9.73        8,619,900
  Consumer Staples.................................       9.71        8,594,236
  Consumer Cyclical................................       8.78        7,770,912
  Telecommunication Services.......................       6.59        5,837,553
  Industrials......................................       5.22        4,620,802
  Financials.......................................       4.97        4,397,213
  Capital Goods....................................       2.21        1,955,215
  Materials........................................       1.99        1,757,934
  Health Care......................................       1.06          939,335
  Utilities........................................       0.97          861,444
  Demand Notes.....................................       0.55          484,000
                                                        ------      -----------
  Total Investments................................      96.75%     $85,657,687
  Other Assets and Liabilities (Net)...............       3.25        2,876,962
                                                        ------      -----------
  Net Assets.......................................     100.00%     $88,534,649
                                                        ======      ===========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Pan European Fund




                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------

 COMMON STOCKS -- 96.40%
         CROATIA -- 1.08%
 103,850 ++Pliva d.d. GDR........................................   $  1,538,538
  36,900 Pliva d.d. GDR (Registered).............................        565,492
                                                                    ------------
                                                                       2,104,030
                                                                    ------------
         FINLAND -- 4.43%
  33,630 Nokia Oyj...............................................      7,114,156
  22,600 Sonera Oyj..............................................      1,542,419
                                                                    ------------
                                                                       8,656,575
                                                                    ------------
         FRANCE -- 16.54%
  38,959 Axa.....................................................      5,522,899
  27,148 Carrefour S.A...........................................      3,479,547
  45,780 Dassault Systemes S.A...................................      4,320,728
   5,020 L'OREAL.................................................      3,243,484
  49,637 Total Fina S.A., Class B................................      7,435,739
  72,200 +Vivendi................................................      8,327,765
                                                                    ------------
                                                                      32,330,162
                                                                    ------------
         GERMANY -- 16.83%
  17,880 Allianz AG..............................................      7,367,920
  37,000 +Consors Discount Broker AG.............................      4,993,730
  52,520 Deutsche Telekom AG.....................................      4,056,977
  57,320 +Global TeleSystems Group, Inc..........................      1,175,060
  45,900 +Infineon Technologies AG ADR...........................      2,636,381
   9,380 SAP AG..................................................      5,342,248
  51,830 Siemens AG..............................................      7,317,749
                                                                    ------------
                                                                      32,890,065
                                                                    ------------
         IRELAND -- 1.88%
 138,236 Irish Continental Group plc.............................      1,587,840
 229,300 Irish Life & Permanent plc..............................      2,085,124
                                                                    ------------
                                                                       3,672,964
                                                                    ------------
         ITALY -- 1.76%
   1,950 +I.Net S.p.A............................................        328,512
 780,200 Unicredito Italiano S.p.A...............................      3,106,730
                                                                    ------------
                                                                       3,435,242
                                                                    ------------
         NETHERLANDS -- 5.44%
  36,300 +Equant N.V.............................................      3,012,520
  35,810 +STMicroelectronics N.V.................................      6,581,271
  45,476 Wolters Kluwer N.V......................................      1,044,715
                                                                    ------------
                                                                      10,638,506
                                                                    ------------

                                                                       Value
   Shares                                                             (Note 1)
 -----------                                                        ------------

 COMMON STOCKS -- (continued)
             POLAND -- 1.83%
     246,456 +Elektrim Spolka Akcyjna S.A........................   $  3,583,077
                                                                    ------------
             PORTUGAL -- 1.62%
     587,670 Banco Comercial Portugues S.A.......................      3,155,736
                                                                    ------------
             SPAIN -- 5.31%
     333,800 Banco Bilbao Vizcaya Argentaria S.A.................      4,907,743
     216,040 +Telefonica S.A.....................................      5,459,367
                                                                    ------------
                                                                      10,367,110
                                                                    ------------
             SWEDEN -- 5.34%
     118,690 +Telefonaktiebolaget LM Ericsson, Class B...........     10,442,299
                                                                    ------------
             SWITZERLAND -- 5.78%
      11,070 +Logitech International S.A.........................      6,997,396
         396 Roche Holding AG....................................      4,301,293
                                                                    ------------
                                                                      11,298,689
                                                                    ------------
             TURKEY -- 1.58%
  79,893,434 +Medya Holding......................................      1,391,399
 111,375,838 Turk Sise ve Cam Fabrikalari A.S....................      1,684,215
                                                                    ------------
                                                                       3,075,614
                                                                    ------------
             UNITED KINGDOM -- 26.98%
     640,150 Airtours plc........................................      3,429,320
       6,700 +Baltimore Technologies plc.........................        916,626
     306,600 Capita Group plc....................................      7,818,517
     122,600 Glaxo Wellcome plc..................................      3,500,851
     470,331 Granada Group plc...................................      5,031,699
   1,048,613 Invensys plc........................................      4,645,786
     260,729 Kingfisher plc......................................      2,136,069
     210,800 +Kingston Communication (Hull) plc..................      3,366,844
     160,500 Serco Group plc.....................................      6,957,613
      35,600 Shell Transport & Trading Co. ADR...................      1,746,625
     478,585 Shell Transport & Trading Co. plc...................      3,958,960
   1,663,445 Vodafone AirTouch plc...............................      9,222,102
                                                                    ------------
                                                                      52,731,012
                                                                    ------------
             TOTAL COMMON STOCKS (Cost $127,712,768).............    188,381,081
                                                                    ------------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Pan European Fund -- (continued)




                                                                      Value
                                                                     (Note 1)
                                                                   ------------

TOTAL INVESTMENTS
(Cost $127,712,768*)......................................  96.40% $188,381,081
OTHER ASSETS & LIABILITIES (NET)..........................   3.60     7,043,232
                                                           ------  ------------
NET ASSETS................................................ 100.00% $195,424,313
                                                           ======  ============

--------
*  -- Aggregate cost for Federal tax and book purposes.
+  -- Non-income producing
++ -- Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000 these securities amounted to $1,538,538 or 0.79% of net assets.
ADR-- American Depositary Receipt
GDR-- Global Depositary Receipt

  At March 31, 2000, sector diversification of the Fund's investment portfolio was as follows:

                                                            % of
                                                            Net       Market
  Sector Diversification (Unaudited)                       Assets     Value
  ----------------------------------                       ------  ------------
  Information Technology..................................  17.30% $ 33,800,702
  Industrials.............................................  16.33    31,910,581
  Financials..............................................  15.93    31,139,883
  Utilities...............................................   9.77    19,092,287
  Consumer Discretionary..................................   9.31    18,196,963
  Energy..................................................   6.73    13,141,324
  Telecommunication Services..............................   6.66    13,013,792
  Health Care.............................................   5.07     9,906,174
  Technology..............................................   4.06     7,938,495
  Consumer Cyclical.......................................   3.58     6,997,396
  Consumer Staples........................................   1.66     3,243,484
                                                           ------  ------------
  Total Investments.......................................  96.40% $188,381,081
  Other Assets and Liabilities (Net)......................   3.60     7,043,232
                                                           ------  ------------
  Net Assets.............................................. 100.00% $195,424,313
                                                           ======  ============

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Latin America Fund




                                                                       Value
   Shares                                                            (Note 1)
 -----------                                                        -----------

 COMMON STOCKS -- 72.65%
             ARGENTINA -- 5.60%
      21,833 Banco de Galicia y Buenos Aires S.A. de C.V. ADR....   $   442,118
      18,578 +PC Holdings S.A. ADR...............................       318,148
      14,500 Telefonica de Argentina S.A ADR.....................       569,125
                                                                    -----------
                                                                      1,329,391
                                                                    -----------
             BRAZIL -- 19.93%
      17,800 Cia Vale do Rio Doce................................       408,960
  17,338,500 Companhia Siderurgica Nacional......................       613,470
 234,051,900 Tele Celular Sul Participacoes S.A. ................       786,447
      93,900 Tele Centro Oeste Celular Participacoes S.A. ADR....     1,091,587
      11,700 Telemig Celular Participacoes S.A. ADR..............     1,036,181
      20,000 Ultrapar Participacoes S.A. ADR.....................       220,000
      17,910 Unibanco -- Uniao de Bancos Brasileiros GDR.........       568,643
                                                                    -----------
                                                                      4,725,288
                                                                    -----------
             CHILE -- 3.81%
      17,129 Cia de Telecomunicaciones de Chile S.A. ADR.........       389,685
      13,346 Vina Concha Y Toro S.A. ADR.........................       513,821
                                                                    -----------
                                                                        903,506
                                                                    -----------
             MEXICO -- 38.01%
      12,256 +Cemex S.A., CPO....................................       277,292
     315,200 +Cifra S.A. de C.V., Series V.......................       746,839
      15,098 Fomento Economico Mexicano S.A. de C.V. ADR.........       679,410
     231,200 Grupo Continental S.A. .............................       286,354
     577,600 +Grupo Elektra S.A. de C.V. CPO.....................       735,297
     250,200 +Grupo Financiero Banamex Accival S.A. de C.V.,
             Class O.............................................     1,145,234
      19,400 Grupo Imsa S.A. de C.V. ADR.........................       248,563
     359,000 +Grupo Televisa S.A. CPO............................     1,231,465
     101,300 +Organizacion Soriana S.A. de C.V., Series B........       467,496
      47,690 Telefonos de Mexico S.A. ADR, Class L...............     3,195,230
                                                                    -----------
                                                                      9,013,180
                                                                    -----------
             PERU -- 1.53%
      33,500 Credicorp Ltd. .....................................       362,219
                                                                    -----------
             UNITED STATES -- 2.23%
      17,600 +StarMedia Network, Inc.............................       528,000
                                                                    -----------

                                                                       Value
   Shares                                                            (Note 1)
 -----------                                                        -----------

 COMMON STOCKS -- (continued)
             VENEZUELA -- 1.54%
      12,600 Compania Anonima Nacional Telefonos de Venezuela
             ADR.................................................   $   365,400
                                                                    -----------
             TOTAL COMMON STOCKS
             (Cost $12,035,777)..................................    17,226,984
                                                                    -----------
 PREFERRED STOCKS -- 21.61%
             BRAZIL -- 21.61%
   9,687,800 +Banco do Estado de Sao Paulo S.A. .................       391,185
  29,500,000 Eletrobras S.A. ....................................       564,245
   6,500,000 Eletropaulo Metropolitana...........................       487,967
  20,258,200 Gerdau S.A..........................................       529,436
   4,373,800 Petrobras S.A.......................................     1,185,775
  28,610,000 Tele Celular Sul Participacoes S.A..................       146,254
  34,998,500 Tele Centro Sul Participacoes S.A...................       570,510
  17,398,200 Tele Norte Leste Participacoes S.A..................       466,683
  26,555,200 Telesp Participacoes S.A............................       780,945
                                                                    -----------
             TOTAL PREFERRED STOCKS
             (Cost $3,604,968)...................................     5,123,000
                                                                    -----------
  Principal
   Amount
 -----------

 CONVERTIBLE BONDS -- 0.00%
             BRAZIL -- 0.00%
    $ 45,600 Cia Vale do Rio Doce Zero Coupon, 07/01/06 (Cost
             $0).................................................           --
                                                                    -----------
 DEMAND NOTES -- 5.67%
             UNITED STATES -- 5.67%
     700,000 Associates Corp. of North America Master Notes......       700,000
     645,000 General Electric Co. Promissory Notes...............       645,000
                                                                    -----------
             TOTAL DEMAND NOTES
             (Cost $1,345,000)...................................     1,345,000
                                                                    -----------

TOTAL INVESTMENTS
(Cost $16,985,745*)........................................  99.93% $23,694,984
OTHER ASSETS & LIABILITIES (NET)...........................   0.07       16,394
                                                            ------  -----------
NET ASSETS................................................. 100.00% $23,711,378
                                                            ======  ===========

--------
* -- For Federal inome tax purposes, the tax basis of investments aggregates $17,450,823.
+  -- Non-income producing
ADR-- American Depositary Receipt
GDR-- Global Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Latin America Fund -- (continued)
                       See Notes to Financial Statements
  At March 31, 2000, sector diversification of the Fund's investment portfolio was as follows:

                                                             % of
                                                             Net      Market
  Sector Diversification (Unaudited)                        Assets     Value
  ----------------------------------                        ------  -----------
  Telecommunication Services...............................  39.63% $ 9,398,049
  Consumer Discretionary...................................  13.42    3,181,097
  Financials...............................................  12.27    2,909,398
  Materials................................................   8.76    2,077,721
  Consumer Staples.........................................   6.24    1,479,585
  Energy...................................................   5.93    1,405,775
  Demand Notes.............................................   5.67    1,345,000
  Utilities................................................   4.44    1,052,211
  Technology...............................................   3.57      846,148
                                                            ------  -----------
  Total Investments........................................  99.93% $23,694,984
  Other Assets and Liabilities (Net).......................   0.07       16,394
                                                            ------  -----------
  Net Assets............................................... 100.00% $23,711,378
                                                            ======  ===========

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Emerging Markets Fund




                                                                        Value
  Shares                                                              (Note 1)
 ---------                                                           -----------

 COMMON STOCKS -- 92.35%
           ARGENTINA -- 3.78%
    15,000 +IMPSAT Fiber Networks, Inc............................   $   420,000
     5,870 Telefonica de Argentina S.A. ADR.......................       230,397
                                                                     -----------
                                                                         650,397
                                                                     -----------
           BRAZIL -- 9.64%
    25,641 Globo Cabo S.A. ADR....................................       477,564
    52,100 Tele Centro Oeste Celular Participacoes S.A. ADR.......       605,662
     6,500 Telemig Celular Participacoes S.A. ADR.................       575,656
                                                                     -----------
                                                                       1,658,882
                                                                     -----------
           CHILE -- 1.97%
     6,610 Cia de Telecomunicaciones de Chile S.A. ADR............       150,378
     4,896 Vina Concha Y Toro S.A. ADR............................       188,496
                                                                     -----------
                                                                         338,874
                                                                     -----------
           EGYPT -- 2.08%
     7,400 Egyptian Company for Mobile Services (MobiNil).........       358,657
                                                                     -----------
           GREECE -- 2.50%
     2,800 Alpha Credit Bank S.A..................................       188,970
     8,470 Hellenic Telecommunications Organization S.A...........       241,089
                                                                     -----------
                                                                         430,059
                                                                     -----------
           HONG KONG -- 8.60%
   103,500 Asia Satellite Telecommunications Holdings Ltd. .......       405,413
 1,300,000 +China Star Entertainment Ltd..........................       115,199
     2,550 +China Telecom (Hong Kong) Ltd. ADR....................       451,988
     3,900 +China.com Corp., Class A..............................       314,925
   502,000 +Next Media Ltd........................................       191,800
                                                                     -----------
                                                                       1,479,325
                                                                     -----------
           HUNGARY -- 1.12%
     4,325 Magyar Tavkozlesi Rt. ADR..............................       193,003
                                                                     -----------
           INDIA -- 6.62%
    13,600 +ICICI Ltd. ADR........................................       306,000
     5,336 +Satyam Infoway Ltd. ADR...............................       285,809
    32,200 +The India Fund, Inc...................................       547,400
                                                                     -----------
                                                                       1,139,209
                                                                     -----------

                                                                       Value
  Shares                                                             (Note 1)
 ---------                                                          -----------

 COMMON STOCKS -- (continued)
           INDONESIA -- 1.89%
    34,300 PT Telekomunikasi Indonesia ADR.......................   $   325,850
                                                                    -----------
           ISRAEL -- 5.89%
    16,800 +Jacada Ltd...........................................       243,600
    16,600 +Magic Software Enterprises Ltd.......................       313,325
     6,800 +Orckit Communications Ltd. ..........................       455,600
                                                                    -----------
                                                                      1,012,525
                                                                    -----------
           MEXICO -- 9.21%
   141,300 +Cifra S.A. de C.V., Series V.........................       334,798
    80,300 +Grupo Financiero Banamex Accival S.A. de C.V., Class
           O.....................................................       367,555
     6,950 +Grupo Televisa S.A. GDR..............................       472,600
     6,100 Telefonos de Mexico S.A., Class L, ADR................       408,700
                                                                    -----------
                                                                      1,583,653
                                                                    -----------
           POLAND -- 2.61%
     7,100 Softbank S.A..........................................       449,019
                                                                    -----------
           RUSSIA -- 2.48%
    10,100 +Vimpel-Communications ADR............................       427,356
                                                                    -----------
           SOUTH AFRICA -- 4.63%
       816 Edgars Stores Ltd. ...................................         8,832
       513 Metro Cash & Carry Ltd. ..............................           444
    17,820 Nedcor Ltd............................................       363,289
   179,000 +Old Mutual plc.......................................       423,275
                                                                    -----------
                                                                        795,840
                                                                    -----------
           SOUTH KOREA -- 11.75%
     7,300 +Haansoft, Inc. ......................................       171,765
    11,600 Hankuk Electric Glass Co., Ltd. ......................       315,982
     7,438 Korea Telecom Corp. ADR...............................       325,412
    17,700 LG Cable Ltd..........................................       270,706
     1,600 Samsung Electronics...................................       485,068
    11,585 SK Telecom Co., Ltd. ADR..............................       451,815
                                                                    -----------
                                                                      2,020,748
                                                                    -----------
           TAIWAN -- 11.95%
    39,200 +Hon Hai Precision Industry Co., Ltd. ................       455,484
    80,080 President Chain Store Corp............................       374,304
    37,000 +Ritek, Inc...........................................       341,014
    52,000 Synnex Technology International Corp..................       412,508

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Emerging Markets Fund -- (continued)

                                                                        Value
  Shares                                                              (Note 1)
 ---------                                                           -----------

 COMMON STOCKS -- (continued)
           TAIWAN -- (continued)
    70,000 +Taiwan Semiconductor Manufacturing Co.................   $   472,350
                                                                     -----------
                                                                       2,055,660
                                                                     -----------
           THAILAND -- 1.99%
    45,900 BEC World Public Co., Ltd. (Foreign)...................       342,429
                                                                     -----------
           TURKEY -- 1.86%
    87,630 ++Akbank T.A.S. ADR....................................       319,850
                                                                     -----------
           UNITED STATES -- 1.78%
    10,200 +StarMedia Network, Inc................................       306,000
                                                                     -----------
           TOTAL COMMON STOCKS
           (Cost $10,922,429).....................................    15,887,336
                                                                     -----------
 PREFERRED STOCKS -- 3.04%
           BRAZIL -- 3.04%
 5,729,000 +Banco do Estado de Sao Paulo S.A......................       231,332
 9,895,000 Telesp Participacoes S.A. .............................       290,996
                                                                     -----------
           TOTAL PREFERRED STOCKS
           (Cost $411,464)........................................       522,328
                                                                     -----------

 Principal                                                             Value
  Amount                                                             (Note 1)
 ---------                                                          -----------

 REPURCHASE AGREEMENT -- 4.86%
           UNITED STATES -- 4.86%
  $837,000 Agreement with Chase Securities, Inc. Government
           Dealership 5.90%, dated 03/31/00, due 04/03/00, to be
           repurchased at $837,412 collateralized by $855,000
           Federal Home Loan Bank Notes 7.10%, due 03/01/02,
           valued at $859,973
           (Cost $837,000).......................................   $   837,000
                                                                    -----------

TOTAL INVESTMENTS
(Cost $12,170,893*)........................................ 100.25% $17,246,664

OTHER ASSETS & LIABILITIES (NET)...........................  (0.25)     (43,340)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $17,203,324
                                                            ======  ===========

--------
* -- For Federal income tax purposes, the tax basis of investments aggregates $12,207,010.
+  -- Non-income producing
++ -- Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000 these securities amounted to $319,850 or 1.86% of net assets.
ADR-- American Depositary Receipt
GDR-- Global Depositary Receipt
 At March 31, 2000, sector diversification of the Fund's investment portfolio was as follows:

                                                             % of
                                                             Net      Market
  Sector Diversification (Unaudited)                        Assets     Value
  ----------------------------------                        ------  -----------
  Telecommunication Services...............................  26.48% $ 4,555,454
  Information Technology...................................  20.11    3,458,719
  Financials...............................................  12.79    2,200,270
  Technology...............................................   7.25    1,247,748
  Consumer Discretionary...................................   7.15    1,229,274
  Consumer Staples.........................................   5.89    1,013,241
  Utilities................................................   5.24      901,506
  Repurchase Agreements....................................   4.86      837,000
  Consumer Cyclical........................................   4.61      793,546
  Mutual Fund..............................................   3.18      547,400
  Industrials..............................................   1.57      270,706
  Capital Goods............................................   1.12      191,800
                                                            ------  -----------
  Total Investments........................................ 100.25% $17,246,664
  Other Assets and Liabilities (Net).......................  (0.25)     (43,340)
                                                            ------  -----------
  Net Assets............................................... 100.00% $17,203,324
                                                            ======  ===========

                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Fund currently offers shares in eighteen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for International Fund, Pacific/Asia Fund, Pan European Fund, Latin America Fund and Emerging Markets Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Fund and Excelsior Tax-Exempt Funds, Inc. are presented separately.

  (a) Portfolio valuation:

    Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded. Securities for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by Excelsior Fund's Board of Directors. Investments in securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there was no recent sale, at the last current bid quotation.

    Investments in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

    Forward foreign currency exchange contracts: The Portfolios participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

  (c) Repurchase Agreements:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

    If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (d) Dividends and distributions to shareholders:

    Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies and deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (e) Taxes:

    It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    Net realized and unrealized gains of the Portfolios derived in some countries are subject to certain non-U.S. taxes.

    At March 31, 2000, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                                 Expiration Date
                                                    March 31,
                                             -----------------------
                                                2007        2008        Total
                                             ----------- ----------- -----------
   International Fund.......................         --          --          --
   Pacific/Asia Fund........................ $ 7,805,000         --  $ 7,805,000
   Pan European Fund........................         --          --          --
   Latin America Fund.......................  13,841,000 $16,461,000  30,302,000
   Emerging Markets Fund....................     303,000   1,975,000   2,278,000

    To the extent that such carryforwards are utilized, no capital gains distributions will be made. During the year ended March 31, 2000, International Fund and Pacific/Asia Fund utilized capital loss carryforwards for Federal Tax purposes totaling approximately $2,133,000 and $18,199,000, respectively.

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. Pacific/Asia Fund, Latin America Fund and Emerging Markets Fund incurred, and expect to defer, net currency losses of approximately $61,000, $20,000 and $4,000, respectively, for the year ended March 31, 2000. In addition, Latin America Fund and Emerging Markets Fund incurred, and expect to defer, net capital losses of approximately $496,000 and $289,000, respectively, for the year ended March 31, 2000.

    At March 31, 2000, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

                                         Tax Basis     Tax Basis        Net
                                         Unrealized    Unrealized    Unrealized
                                        Appreciation (Depreciation) Appreciation
                                        ------------ -------------- ------------
   International Fund.................. $175,403,535  $(10,988,219) $164,415,316
   Pacific/Asia Fund...................   22,379,429    (6,033,385)   16,346,044
   Pan European Fund...................   68,429,338    (7,761,025)   60,668,313
   Latin America Fund..................    6,845,623      (601,462)    6,244,161
   Emerging Markets Fund...............    5,810,465      (770,811)    5,039,654

  (f) Expense Allocation:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee and Related Party Transactions:

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1% of the average daily net assets of each of the International Fund, Pacific/Asia Fund, Pan European Fund and Latin America Fund and 1.25% of the average daily net assets of the Emerging Markets Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.


  On January 12, 2000, The Charles Schwab Corporation ("Schwab") and U.S. Trust Corporation entered into a definitive agreement to merge (the "Merger"). After the Merger, U.S. Trust Corporation will be a wholly-owned subsidiary of Schwab. The Merger is subject to the approval of U.S. Trust Corporation shareholders. The Merger is expected to take place on or about May 31, 2000, but could occur later.

  As a consequence of the Merger and in order to provide continuity of investment advisory services, the Board of Directors of Excelsior Fund proposed for the approval of its shareholders a new advisory agreement with U.S. Trust. The new proposed advisory agreement was submitted to and approved by a vote of Excelsior Fund shareholders--see "Voting Results of Special Meeting of Shareholders". The new advisory agreement will become effective on the date of the Merger.

  U.S. Trust Company, Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of .20% of the average daily net assets of each Portfolio. For the year ended March 31, 2000, administration fees charged by U.S. Trust Company were as follows:

   International Fund.................................................. $268,535
   Pacific/Asia Fund...................................................   58,694
   Pan European Fund...................................................  138,026
   Latin America Fund..................................................   16,245
   Emerging Markets Fund...............................................    8,858

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. With regard to Pacific/Asia Fund and Pan European Fund, for the period from April 1, 1999 through November 18, 1999, U.S. Trust voluntarily waived fees and reimbursed expenses to the extent necessary to maintain an annual expense ratio of not more than 1.67% for each Fund. Beginning November 19, 1999, U.S. Trust contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2000 to the extent necessary to keep total operating expenses from exceeding 1.50% of each of Pacific/Asia Fund's and Pan European Fund's average daily net assets. U.S. Trust has extended this contractual agreement through the fiscal year ended March 31, 2001. With regard to Latin America

Fund and Emerging Markets Fund, for the year ended March 31, 2000, U.S. Trust voluntarily waived fees and reimbursed expenses to the extent necessary to maintain an annual expense ratio of not more than 1.67% and 1.65% respectively. This voluntary agreement will remain in effect until further notice to Excelsior Fund. With regard to International Fund, beginning November 19, 1999, U.S. Trust contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2000 to the extent necessary to keep total operating expenses from exceeding 1.50% of the Fund's average daily net assets. U.S. Trust has extended this contractual agreement through the fiscal year ended March 31, 2001.

  For the year ended March 31, 2000, no reimbursements were required pursuant to the above except with regard to Emerging Markets Fund for which U.S. Trust waived investment advisory fees totaling $28,371.

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative services fees paid to affiliates of U.S. Trust amounted to $445,710 for the year ended March 31, 2000. Through the year ended March 31, 2000, U.S. Trust and the Administrators voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative service fees expense (including fees paid to affiliates of U.S. Trust) by such Portfolio. They will continue to do so through July 31, 2000. Effective August 1, 2000, U.S. Trust has voluntarily agreed to continue waiving investment advisor and administration fees payable by each Portfolio in an amount equal to the administrative services fees expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2000, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as set forth below:

                                                           U.S.
                                                          Trust   Administrators
                                                         -------- --------------
   International Fund................................... $295,860     $  565
   Pacific/Asia Fund....................................   56,097      1,439
   Pan European Fund....................................   94,060      2,368
   Latin America Fund...................................   18,635      1,441
   Emerging Markets Fund................................    8,098        --

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000. Effective March 3, 2000, each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee.

3. Purchases and Sales of Securities:

  For the year ended March 31, 2000, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                         Purchases      Sales
                                                        ------------ -----------
   International Fund.................................. $188,204,959 $70,506,578
   Pacific/Asia Fund...................................   84,161,904  64,115,349
   Pan European Fund...................................   68,208,889  88,229,113
   Latin America Fund..................................   13,826,772  11,535,693
   Emerging Markets Fund...............................   10,880,468   5,303,543

4. Common Stock:

  Excelsior Fund currently has authorized capital of 35 billion shares of Common Stock, 28.875 billion of which is currently classified to represent interests in one of eighteen separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 375 million shares of the International Fund and 500 million shares each of the Pacific/Asia Fund, Pan European Fund, Latin America Fund and Emerging Markets Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors.

                                          International Fund
                          ------------------------------------------------------
                                 Year Ended                  Year Ended
                                  03/31/00                    03/31/99
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
                          -----------  -------------  -----------  -------------
Sold....................   30,061,970  $ 485,999,199   15,653,287  $ 188,824,967
Issued as reinvestment
 of dividends...........        3,974         69,436        7,975        102,649
Redeemed................  (22,539,087)  (355,769,609) (15,286,397)  (183,702,503)
                          -----------  -------------  -----------  -------------
Net Increase ...........    7,526,857  $ 130,299,026      374,865  $   5,225,113
                          ===========  =============  ===========  =============
                                           Pacific/Asia Fund
                          ------------------------------------------------------
                                 Year Ended                  Year Ended
                                  03/31/00                    03/31/99
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
                          -----------  -------------  -----------  -------------
Sold....................   20,605,277  $ 193,006,185    7,320,979  $  41,225,240
Issued as reinvestment
 of dividends...........          --             --        14,626         77,077
Redeemed................  (17,398,826)  (169,375,018)  (9,819,963)   (53,977,510)
                          -----------  -------------  -----------  -------------
Net Increase (Decrease).    3,206,451  $  23,631,167   (2,484,358) $ (12,675,193)
                          ===========  =============  ===========  =============
                                           Pan European Fund
                          ------------------------------------------------------
                                 Year Ended                  Year Ended
                                  03/31/00                    03/31/99
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
                          -----------  -------------  -----------  -------------
Sold....................   17,951,587  $ 233,776,474   20,254,265  $ 267,588,363
Issued as reinvestment
 of dividends...........       97,037      1,222,733       71,063        861,284
Redeemed................  (18,544,702)  (238,522,897) (22,279,568)  (290,910,879)
                          -----------  -------------  -----------  -------------
Net Decrease............     (496,078) $  (3,523,690)  (1,954,240) $ (22,461,232)
                          ===========  =============  ===========  =============
                                          Latin America Fund
                          ------------------------------------------------------
                                 Year Ended                  Year Ended
                                  03/31/00                    03/31/99
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
                          -----------  -------------  -----------  -------------
Sold....................    5,697,656  $  31,220,269    4,637,513  $  29,862,001
Issued as reinvestment
 of dividends...........       16,775         86,729      103,826        468,733
Redeemed................   (5,394,990)   (29,054,475) (10,130,927)   (61,904,139)
                          -----------  -------------  -----------  -------------
Net Increase (Decrease).      319,441  $   2,252,523   (5,389,588) $ (31,573,405)
                          ===========  =============  ===========  =============

                                           Emerging Markets Fund
                                 ---------------------------------------------
                                      Year Ended              Year Ended
                                       03/31/00                03/31/99
                                 ----------------------  ---------------------
                                  Shares      Amount      Shares     Amount
                                 ---------  -----------  --------  -----------
Sold............................ 1,422,216  $ 9,011,110   974,643  $ 4,604,110
Issued as reinvestment of
 dividends......................       104          494       124          534
Redeemed........................  (420,946)  (2,568,142) (568,849)  (2,539,114)
                                 ---------  -----------  --------  -----------
Net Increase ................... 1,001,374  $ 6,443,462   405,918  $ 2,065,530
                                 =========  ===========  ========  ===========

5. Organization Costs:

  Excelsior Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

6. Line of Credit:

  The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus up to 2% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2000, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors of
Excelsior Funds Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the International, Pacific/Asia, Pan European, Latin America, and Emerging Markets Funds (five of the portfolios constituting the Excelsior Funds, Inc.), (the "Funds") as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the International, Pacific/Asia, Pan European, Latin America, and Emerging Markets Funds at March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                  /s/Ernst & Young LLP

Boston, Massachusetts
May 24, 2000

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 2000, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:

                                               Dividends     20%
                                               Received   Long-Term    Foreign
   Fund                                        Deduction Capital Gain Tax Credit
   ----                                        --------- ------------ ----------
   International Fund.........................    --     $   753,000   $301,000
   Pacific/Asia Fund..........................    --             --     394,000
   Pan European Fund..........................    --      14,118,000    236,000
   Latin America Fund.........................    --             --      10,000
   Emerging Markets Fund......................    --             --       4,000

  In addition, for the year ended March 31, 2000, gross income derived from sources within foreign countries approximately amounted to the following:

                                                                  Foreign Source
   Fund                                                               Income
   ----                                                           --------------
   International Fund............................................   $2,755,000
   Pacific/Asia Fund.............................................      616,000
   Pan European Fund.............................................    1,911,000
   Latin America Fund............................................      342,000
   Emerging Markets Fund.........................................       92,000

  For the year ended March 31, 2000, the percentage of income earned from direct treasury obligations for the Pacific/Asia Fund and the Latin America Fund was 6.18% and 2.51%, respectively.

--------------------------------------------------------------------------------

         Voting Results of Special Meeting of Shareholders: (Unaudited)

  The proposal described below was submitted to a vote of shareholders of Excelsior Fund at a special meeting of shareholders held on May 3, 2000 (the "Meeting"):

  Proposal--Approval of a new investment advisory agreement between the Portfolios and U.S. Trust:

  At the Meeting, the shareholders of each Portfolio approved Proposal as follows:

   Portfolio                                             For     Against Abstain
   ---------                                          ---------- ------- -------
   International Fund................................ 13,957,167  42,541 99,336
   Pacific/Asia Fund.................................  3,800,715  34,142 14,773
   Pan European Fund.................................  6,229,669 117,037 58,764
   Latin America Fund................................  1,714,361   6,882 56,939
   Emerging Markets Fund.............................  1,348,128      --    367

USTIEAS00